BRIDGES INVESTMENT FUND, INC.

THIRTY-NINTH

ANNUAL SHAREHOLDER REPORT

2001

CONTENTS OF REPORT

Pages 1 - 5	Shareholder Letter

Exhibit 1 Page 6	Statement of Income and Expenses by Caldendar Quarter for the Year Ended December 31, 2001

Exhibit 2 Page 7	Historical Financial Information

Exhibit 3 Pages 8 - 9	Portfolio Transactions During the Period From October 1, 2001 through December 31, 2001

Exhibit 4 Page 10	Reports to Stockholders of Management Companies

Page 11	Independent Auditors' Report

Pages 12 - 25	Audited Financial Statements for the Year Ended December 31, 2001

MD&A 1 - 6	Management Discussion and Analysis

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

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BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Auditor

KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

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January 23, 2002

Dear Shareholder:

Results

In 2001, Bridges Investment Fund, Inc. had a total return of -18.86% based on a year-end 2000 net asset value of $38.59 per share, a year-end 2001 net asset value of $31.05 per share, and a net investment income of $0.26 per share during 2001. Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was -18.89.

Total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Standard & Poor's Composite 500 stock index. Since the Fund also owns fixed income securities, the total returns for the Salomon Brothers 7-10 year Corporate Bond Index are also included in the table below.

Yr. Over Yr. Returns                                                                         Yr. End Asset Allocation

                                                            Salomon Bros.

                                                            7-10 Yr. % %

Year             BIF             S&P 500     Corp. Index             Year                 Equities             Fixed
2001	-18.89	-11.88	9.94	2001	82.7	17.3
2000	-14.09	-9.10	10.83	2000	83.1	16.9
1999	38.90	21.04	-3.02	1999	86.3	13.7
1998	27.48	28.58	9.14	1998	83.4	16.6
1997	22.33	33.35	9.71	1997	85.1	14.9

                                                                                                                            Salomon

                                                                                                                        Bros. 7-10 Yr.

                                                                                                                            Corporate

                                                                                 BIF            S&P 500            Index
Three year compound annual total return:	-1.16	-1.02	5.71
Five year compound annual total return:	8.31	10.69	7.18

The year 2001 was difficult for most equity-oriented investors. The S&P 500 in 2001 experienced its second consecutive down year (after five consecutive 20% plus years between 1995-1999), posting a total return of -11.88%. This decline was a function of many factors, most importantly, a progressively weakening economic environment throughout the year which led to a significant corporate earnings erosion in many sectors of the economy. As the stock market environment worsened over the course of the year, capital flowed out of growth-oriented equities, which were plagued by many earnings disappointments, and toward value-oriented stocks where investors sought refuge in lower valuations and generally lower price volatility.

While the investing environment was the most difficult one seen since the 1973-1974 bear market, we are disappointed with our investment results for 2001 for additional reasons. In retrospect, we underestimated the severity of the earnings decline that unfolded for many of the portfolio's companies during 2001. This disappointment is exacerbated by the fact that we had the big picture for 2001 fairly well pegged by the end of 2000, sensing that 2001 would be a

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Shareholder Letter                                                2                                        January 23, 2002

difficult year and that the economy was likely to slow. As we noted in last year's annual report, "--- we believe that a number of signs point to a slowing in economic growth over the course of 2001, and that the uncertainties associated with a slowing economy favor the odds of a continued choppy and volatile equity market environment. Further, many corporations will face difficult earnings comparisons over the course of this year, as corporate profitability in 1999 was extremely high by historic standards. Consequently, 2001 may prove to be a challenging and transitional year for equity investors."

Nonetheless, coming into 2001, we made the choice to essentially look across the valley of the economic slowdown (again from last year's annual report: "While we expect 2001 will be at least as challenging as 2000 was, we remain constructive on the long-term growth prospects for the companies that we own, and we will continue to maintain a disciplined, focused, and growth-oriented equity investment philosophy.") to focus on the longer-term competitive positioning and market opportunities for our portfolio's companies. In retrospect, we underestimated a critical dynamic that hurt earnings for many technology companies in 2001. Many of those companies increased their cost structure during the second half of 2000 in order to be positioned for continued growth in their markets. When top-line growth not only failed to materialize but declined as the economy slowed markedly in the first three quarters of 2001, operating profits declined sharply in reflection of those companies' higher fixed cost structures. Stock prices for these companies consequently declined very significantly as investors became disenchanted over a period of a few months with the companies that had achieved excellent financial performance for many years prior to 2001.

Longer-term, we feel that the portfolio's companies are well positioned in their markets, and we feel that valuation levels for the portfolio's equities are as attractive on a long-term basis as they have been since 1997 or 1998. Many of the portfolio's companies, notwithstanding the economic contraction of 2001, have current revenue run rates today that are higher now, during a recession, than they were in 1997 or 1998, and yet have stock prices that now sell at 1997 and 1998 levels.

While it is extremely frustrating to watch stocks perform well only to give back significant amounts of their gains in a much shorter period of time than was required for those gains to be achieved, we believe that the flip side of this dynamic is that current valuation levels for the portfolio's stocks should allow for good returns going forward. The hallmark of the Fund's success has been its long-term focus rather than trading stocks in and out of the portfolio on a rapid basis premised on adverse short-term market volatility. We have instead felt that better performance can be achieved by owning strong companies with outstanding financial performance over a period of many years and letting the compounding of that financial performance drive upward stock price performance over time.

While our long-term focus was instrumental in the Fund's strong gains during the 1995-1999 period, this willingness to stay with good quality companies over the long run despite challenging economic and market conditions in the intermediate term significantly penalized us during the fourth quarter of 2000 and during 2001, especially in the third quarter. In retrospect, we should have been more willing to take gains off the table as valuations reached very high levels during 2000; however, we felt that the long-term prospects for the portfolio's companies warranted staying the course. Ironically, the best performing companies from a financial standpoint have generally been the worst performing stocks since March of 2000, while conversely, the companies with less dynamic earnings performance from a long-term financial operating standpoint have generally been the best stocks to own over the 2000 to 2001 period. Ultimately, we believe that over the long run, companies that generate very favorable long-term financial

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Shareholder Letter                                                3                                        January 23, 2002

performance will provide good long-term investment results, and although this approach may periodically be out of phase with the broad market, we remain convinced of its long term validity.

The following table summarizes the performance of the Fund's common stocks over the past five years:

BIF Common Stock Total Returns

Annual Total Returns                                                  Cumulative Total Returns

                                 BIF Stocks    S&P 500                                            BIF Stocks S&P 500

2001	-22.95	-11.88	2001	-22.95	-11.88
2000	-17.74	-9.10	2000-2001	-36.91	-19.90
1999	46.60	21.04	1999-2001	-12.60	-3.04
1998	32.93	28.58	1998-2001	11.72	24.66
1997	27.00	33.35	1997-2001	37.48	66.24

The following table summaries the performance of the Fund's top ten common stockholdings at year-end 2001 and provides a comparison to the top ten holdings at year-end 2000:
		12/31/01%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Market	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	00 Vs. 99	2001	2002	Gr. Rate
50,000	Capital One	2,697,500	5.4%	4.5%	17.3%	-17.9%	31%	30%	15.4	12.9	23%
85,000	West Corp.	2,119,900	4.3%	3.5%	26.0%	-11.3%	18%	11%	19.8	16.3	20%
30,000	Home Depot	1,530,300	3.1%	2.5%	33.1%	12.0%	24%	15%	34.0		20%
20,000	Freddie Mac	1,308,000	2.6%	2.2%	0.9%	-3.9%	20%	24%	13.5	11.8	14%
500	Berkshire B	1,262,500	2.5%	2.1%	8.4%	7.3%	-	-	-	-	-
40,000	Intel	1,258,000	2.5%	2.1%	54.0%	4.2%	11%	-68%	50.7	30.5	18%
50,000	Nokia	1,226,500	2.5%	2.0%	56.7%	-43.0%	38%	-13%	33.6	28.2	18%
13,000	Goldman Sachs	1,205,750	2.4%	2.0%	30.2%	-12.8%	-5%	-33%	19.1	16.8	13%
20,000	Johnson&Johnson	1,182,000	2.4%	2.0%	7.0%	13.8%	12%	17%	26.7	23.3	13%
20,000	Morg.Stanley DW	1,118,800	2.2%	1.9%	21.2%	-28.3%	20%	-33%	16.4	13.7	13%
		14,909,250	29.9%	24.8%

	Total Equities	49,823,918		83.3%
	Total Net Assets	60,244,912

		12/31/00%		% of	Tot. Rtn.	Tot. Rtn.	EPS	EPS			EPS LT
No. of		Market	of	Tot. Net	% Chg.	% Chg.	5 Yr. Hist.	% Chg.	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtr.	12 Mos.	Gr. Rate	00 Vs. 99	2001	2002	Gr. Rate
47,000	Capital One	3,093,188	5.2%	4.3%	-6.0%	36.8%	29%	30%	22.6	18.3	25%
50,000	Nokia	2,175,000	3.7%	3.0%	9.3%	-8.5%	-	27%	46.3	35.1	30%
75,000	West Corp.	2,109,375	3.5%	3.0%	27.8%	15.1%	5%	30%	23.4	19.7	22%
30,000	Freddie Mac	2,066,250	3.5%	2.9%	27.7%	47.8%	20%	15%	17.7	15.5	15%
25,000	Qualcomm	2,054,688	3.5%	2.9%	15.4%	-53.3%	-	72%	64.7	49.5	37%
30,000	EMC Corp.	1,995,000	3.4%	2.8%	-32.9%	21.7%	38%	44%	65.2	52.4	30%
16,000	Merck	1,498,000	2.5%	2.1%	26.2%	41.2%	16%	18%	29.2	26.5	13%
40,000	Vodafone	1,432,500	2.4%	2.0%	-3.2%	-27.2%	24%	22%	73.1	43.7	25%
36,000	Cisco Systems	1,377,000	2.3%	1.9%	-30.8%	-28.6%	32%	44%	48.4	37.9	30%
30,000	Home Depot	1,370,625	2.3%	1.9%	-13.8%	-33.3%	30%	15%	33.1	27.9	23%
		19,171,626	32.3%	26.8%

	Total Equities	59,488,293		83.1%
	Total Net Assets	71,411,520

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Shareholder Letter                                        4                                                January 23, 2002

The current sluggish economic environment may continue to cause significant volatility in the equity market. However, history shows that the stock market usually improves well before hard economic data surfaces to confirm that an economic downturn is over and recovery underway. Consequently, we will continue to seek to use the market's volatility to our advantage by adding to positions in those companies which we believe have the best long-term growth prospects at reasonable valuation levels.

Financial Statements

Details regarding the Fund's Audited Financial Statements will appear in the Independent Auditors' Report, in the Schedule of Portfolio Investments, in the Statement of Assets and Liabilities, in the Statement of Operations, in the Statement of Changes in Net Assets, in the Notes to Financial Statements, and in the Financial Highlights. This information appears on pages 11 to 25 of this report.

Exhibits

The audited financial statements are supplemented by four Exhibits that appear immediately after this letter. Exhibit 1 records the income and expenses of the Fund for each calendar quarter for 2001. Exhibit 2 sets forth the annual financial history of the Fund since 1963. Exhibit 3 itemizes the purchases, sales, and other transactions in the Fund's portfolio for the quarter that ended December 31, 2001, and Exhibit 4 provides a required report concerning the votes cast on matters that were acted upon at the last Annual Meeting of Shareholders.

Dividend

On December 4, 2001, the Board of Directors declared a quarterly dividend from the net investment income earned during the October-December quarter of 2001 and from any undistributed net investment income that was earned earlier in 2001. This dividend was made payable on January 23, 2002, from net income that was received through December 31, 2001, to shareholders of record on December 31, 2001.

The exact amount for this dividend was delegated to the Chairman and the Treasurer of the Fund after the precise net income of the Fund was established on the record date. The Chairman and Treasurer determined the ordinary income dividend to be $.05 per share to be paid out under the December 4, 2001, resolution adopted by the Board of Directors. The $.05 per share dividend amount was confirmed and ratified by the Board of Directors at their most recent regular meeting that was held on January 8, 2002.

Tax Information

A letter of explanation regarding the taxability of the dividend payments made by the Fund during 2001 will accompany this letter to you. You should provide a copy of this letter, dated January 23, 2002, to your tax preparer or consultant. This letter specifies the information that is necessary for the preparation of a federal income tax return.

Form 1099-DIV

Bridges Investor Services, Inc. has prepared and will issue a Form 1099 DIV for 2001 for your shareholder account on or about January 31, 2002.

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Shareholder Letter                                            5                                            January 23, 2002

Market Value Information

Investors who own Individual Retirement Act and Standard Retirement Plan accounts in the Fund will receive a special message on the enclosed dividend reinvestment confirmation statement to disclose the market value of your account as of December 31, 2001. This information will be utilized in the filing of the Form 5498 and the Form 5500 EZ reports to the appropriate federal authorities by our personnel later on in the year 2002.

Proxy Statement

The 2002 edition of the Notice of Annual Meeting of Shareholders and Proxy Statement is included with the mailing of this Annual Report. The content of and the format for this Proxy Statement have been modified from prior years. The definition of beneficial ownership of the shares of the Fund has been narrowed to include only those family members who reside in the current household of the Fund's directors and officers. Consequently, the number of shares owned by those persons individually and as a group will be lower than reported in prior years. In most other respects, the information in this year's Proxy Statement will be similar to the disclosures the Fund has issued previously. The management hopes the 2002 edition is the most readable and understandable one we have published up to this point in time.

The Outlook

Over the decades, an orthodox diagnosis of and prescription for an ailing U.S. economy would be (1) to look for a recovery in the readings for the National Bureau of Economic Research's index of leading indicators; (2) to count on an expansion for the M2 money supply that resides in the commercial bank members of the Federal Reserve system; (3) to expect an increase in spending programs by the federal government for economic stimulus, and (4) to anticipate a significant federal tax reduction for corporations and personal individuals. Our present economic environment holds positive readings on the leading indicators and on the growth of the money supply. Incremental federal and state spending will be modestly influential in raising economic activity. Tax reductions enacted in 2001 were nominal, and they will be spread out over a long period of time. Thus, the anticipated assistance to the economy carried very limited impact to revitalize the economy in 2001.

Although unemployment has risen in recent months, the U.S. economy fully employs most of its citizens; consequently, the personal income base for our society should be secure. A sense of optimism and confidence is the missing ingredient for the next economic recovery. The crystallizing event for this phenomenon has yet to take place. Lacking that development, investors should expect a slow improvement in corporate profits this year. Stock prices should anticipate the stabilized and improved economy about six months ahead of the actual event. Thus, the market values for equities may attain a considerably improved level following the 2000-2001 correction of overvaluations for many stock sectors.

Your investment in our Fund is appreciated and respected by the management and directors of our Company.

Sincerely yours,

                                    Edson L. Bridges III                     Edson L. Bridges II

ELBIII:ELBII:kjs         President                                         Chairman

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Exhibit 1

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF INCOME AND EXPENSES

BY CALENDAR QUARTER

FOR THE YEAR ENDED DECEMBER 31, 2001
	March 31 2001	June 30, 2001	September 30, 2001	December 31, 2001	Annual Total
Investment Income:
Interest	$192,966	$160,589	$135,080	$111,176	$ 599,811
Dividends	110,811	94,578	98,137	__95,684	399,210
Total Investment Income	$303,777	$255,167	$233,217	$206,860	$ 999,021

Expenses:
Management fees	$ 84,438	$ 83,853	$ 73,959	$ 72,843	$315,093
Custodian fees	10,944	10,885	9,896	9,784	41,509
Insurance	6,348	6,350	6,348	6,349	25,395
Bookkeeping services	7,534	6,102	5,243	5,869	24,748
Printing and supplies	8,535	3,308	3,079	3,144	18,066
Professional services	2,982	5,968	5,176	4,417	18,543
Dividend disbursing and transfer agent fees	8,994	6,384	5,762	6,094	27,234
Computer programming	3,959	1,250	1,250	4,850	11,309
Foreign taxes paid on dividends	665	3,581	406	1,439	6,091
Taxes and licenses	266	267	266	266	1,065
Independent Directors expenses & fees	___-____	4,233	3,321	6,384	13,938

Total Expenses	$134,665	$132,181	$114,706	$121,439	$502,991

NET INVESTMENT INCOME	$169,112	$122,986	$118,511	$ 85,421	$496,030

Sources: Unaudited Quarterly Reports to the Shareholders of Bridges

Investment Fund, Inc. for the March 31, June 30, and September 30

periods. Annual total information is per the accompanying financial statements.

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Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

- - - - - - - - - - - - -Year End Statistics - - - - - - - - - - - - -
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--

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Exhibit 3

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2001, THROUGH DECEMBER 31, 2001

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

AES Corporation	15,000	40,000
Alcoa, Inc.	10,000	20,000
Altera Corporation	10,000	40,000
American Express	5,000	25,000
Analog Devices, Inc.	5,000	20,000
Applied Materials, Inc.	10,000	25,000
Automatic Data Processing	7,000	7,000
Calpine Corporation	8,000	25,000
Capital One Financial	3,000	50,000
Clear Channel Communications	3,000	15,000
Devry, Inc.	10,000	10,000
Flextronics, International Ltd.	10,000	45,000
Freddie Mac	5,000	20,000
Goldman Sachs Group	3,000	13,000
Harrahs Entertainment, Inc.	10,000	20,000
Intel Corporation	7,000	40,000
Johnson & Johnson	5,000	20,000
Level 3 Communications	85,000	175,000
Level 3 Communications Sr. Notes 9.125% due May 1, 2008	150,000	400,000
Microsoft Corporation	3,000	15,000
Nextel Communications Class A	15,000	40,000
Northern Trust Co.	7,000	7,000
Omnicom Group	2,000	7,000
Schwab, Charles Corporation	15,000	35,000
Stilwell Financial	10,000	10,000
Sun Microsystems, Inc.	5,000	35,000
Wells Fargo & Co.	5,000	15,000
Various Issues of Commercial Paper Notes Purchased during 4th Quarter, 2001	32,917M	5,463M

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Exhibit 3

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

OCTOBER 1, 2001, THROUGH DECEMBER 31, 2001

(Continued)

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transacion $1,000 Par Value (M) or Shares

Calpine Corporation	25,000	--
Disney, Walt	22,000	--
Enron Corp.	4,000	--
Exxon Mobil Corporation	26,000	--
Freddie Mac	10,000	15,000
Intel Corporation	7,000	33,000
Johnson & Johnson	5,000	15,000
Merck & Co., Inc.	1,000	15,000
Merrill Lynch & Co.	6,000	--
Microsoft Corporation	8,000	12,000
Paychex, Inc.	2,500	5,000
PepsiCo, Inc.	5,000	15,000
Qualcomm, Inc.	5,000	20,000
Solectron Corporation	400	34,600
State Street Corporation	1,000	15,000
Target Corporation	5,000	25,000
Various Issues of Commercial Paper Notes maturing during 4th Quarter, 2001	34,575M	--

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Exhibit 4

BRIDGES INVESTMENT FUND, INC.

REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

In Accordance With

Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

The Investment Company Act of 1940 as Amended

"If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1) Annual Meeting held on February 20, 2001, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for

Annual Election):

	- - - - - -Votes Cast - - - - - -
Names of Directors Elected at Meeting	For	For All Nominees Except	Withhold Authority To Vote For All Nominees

Frederick N. Backer	1,423,945	None	5,021
Edson L. Bridges II	1,423,945	None	5,021
Edson L. Bridges III	1,423,945	None	5,021
N. P. Dodge, Jr.	1,423,945	None	5,021
John W. Estabrook	1,423,945	None	5,021
Jon D. Hoffmaster	1,422,422	1,523	5,021
John J. Koraleski	1,423,945	None	5,021
Roger D. Kupka	1,423,945	None	5,021
Gary L. Petersen	1,422,422	1,523	5,021
John T. Reed	1,423,945	None	5,021
Roy A. Smith	1,423,945	None	5,021
Janice D. Stoney	1,423,945	None	5,021
L.B. Thomas	1,423,945	None	5,021
John K. Wilson	1,423,945	None	5,021

(3) A brief description for each matter voted upon at the meeting:

Matters Voted Upon	For	Against	Abstain

(a) For a proposed investment advisory contract which continues the employment of Bridges Investment Counsel, Inc. as investment adviser to the Fund for the period from April 17, 2001 through April 17, 2002	1,427,275	None	1,691
(b) For the ratification of the selection of KPMG LLP as independent auditors of the Fund for the Fiscal Year ending December 31, 2001	1,410,977	None	17,989

(c) For an increase in the number of shares of Authorized Capital Stock to 6,000,000	1,384,364	4,117	40,485

---------------------------------------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Shareholders and the Board of Directors of

Bridges Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. including the schedule of portfolio investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements are the responsibility of Bridges Investment Fund, Inc. Our responsibility is to express an opinion on these financial statements based on our audit. The financial highlights for the year ended December 31, 1997 were audited by other auditors whose report thereon dated January 16, 1998 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

January 10, 2002

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2001

Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS - (82.7%)

Advertising - 1.5%
Interpublic Group of Companies, Inc. (The)	10,000	$ 333,898	$ 295,400
Omnicom Group, Inc.	7,000	480,292	625,450
		$ 814,190	$ 920,850

Banking and Finance - 3.8%
Fifth Third Bancorp	5,000	$ 232,813	$ 307,900
First National of Nebraska, Inc.	230	346,835	547,400
State Street Corporation	15,000	62,367	783,750
Wells Fargo & Co.	15,000	336,823	652,050
		$ 978,838	$ 2,291,100

Beverages - Soft Drinks - 1.2%
PepsiCo, Inc.	15,000	$ 192,169	$ 730,350

Building - Residential/Commercial - 0.9%
Centex Corporation	10,000	$ 376,939	$ 570,900

Casino Hotels - 1.2%
Harrah's Entertainment, Inc.*	20,000	$ 652,056	$ 740,200

Cellular Telecommunications - 0.7%
Nextel Communications Class A*	40,000	$ 515,033	$ 438,400

Communications - Radio and Television - 1.3%
Clear Channel Communications, Inc.*	15,000	$ 589,753	$ 763,650

Computers - Hardware and Software - 4.8%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 724,400
HNC Software, Inc.*	18,000	125,257	370,800
I2 Technologies, Inc.*	15,000	733,173	118,500
Microsoft Corporation*	15,000	266,000	994,050
Retek, Inc.*	20,000	435,690	597,400
Tibco Software, Inc.*	6,000	153,194	89,580
		$ 2,074,709	$ 2,894,730

Computers - Memory Devices - 0.8%
EMC Corporation/MASS*	35,000	$ 494,601	$ 470,400

Computers - Micro - 0.7%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 430,500

Data Processing and ManagemenT - 2.4%
Automatic Data Processing	7,000	$ 350,296	$ 412,300
CSG Systems International, Inc.*	26,000	916,526	1,051,700
		$ 1,266,822	$ 1,464,000

Diversified Operations - 2.1%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,262,500

*Nonincome-producing security

------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)
Drugs - Medicines - Cosmetics - 8.4%
Abbott Laboratories	15,000	$ 169,395	$ 836,250
Amgen, Inc.*	15,000	463,500	846,600
Bristol-Myers Squibb Co.	8,000	134,842	408,000
Elan Corporation PLC ADR*	20,000	419,005	901,200
Johnson & Johnson	20,000	366,297	1,182,000
Merck & Co., Inc.	15,000	272,235	882,000
		$ 1,825,274	$ 5,056,050

Electrical Equipment and Supplies - 1.6%
General Electric Co.	24,000	$ 147,473	$ 961,920

Electric - Generation - 1.1%
AES Corporation*	40,000	$ 1,094,052	$ 654,000

Electronic Components - Conductors - 6.6%
Altera Corporation*	40,000	$ 1,042,102	$ 848,800
Analog Devices, Inc.*	20,000	910,189	887,800
Applied Materials, Inc.*	25,000	1,080,386	1,002,500
Intel Corporation	40,000	544,596	1,258,000
		$ 3,577,273	$ 3,997,100

Electronics - 2.4%
Flextronics International Ltd.*	45,000	$ 1,269,478	$ 1,079,550
Solectron Corporation *	34,600	541,545	390,288
		$ 1,811,023	$ 1,469,838

Fiduciary Banks - 0.7%
Northern Trust Co.	7,000	$ 360,010	$ 421,540

Finance - Credit Cards - 1.5%
American Express Company	25,000	$ 1,004,072	$ 892,250

Finance - Diversified - 2.7%
Citigroup, Inc.	9,999	$ 514,720	$ 504,750
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	1,118,800
		$ 1,642,320	$ 1,623,550

Finance - Investment Banks - 2.0%
Goldman Sachs Group, Inc. (The)	13,000	$ 1,282,220	$ 1,205,750

Finance - Real Estate - 2.2%
Freddie Mac	20,000	$ 519,311	$ 1,308,000

Finance - Services - 4.8%
Capital One Financial Corporation	50,000	$ 1,387,693	$ 2,697,500
Paychex, Inc.	5,000	105,417	175,200
		$ 1,493,110	$ 2,872,700

*Nonincome-producing security

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2001

Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Insurance - Multiline - 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 794,000

Internet Brokers - 0.9%
Charles Schwab Corporation (The)	35,000	$ 740,499	$ 541,450

Investment Management/Advisory Services - 0.5%
Stilwell Financial, Inc.	10,000	$ 237,400	$ 272,200

Linen Supply and Related Products - 0.5%
Cintas Corporation	6,000	$ 166,578	$ 288,000
Medical Instruments - 0.9%
Medtronic, Inc.	10,000	$ 504,734	$ 512,100

Metal - Aluminum - 1.2%
Alcoa Inc.	20,000	$ 754,702	$ 711,000

Petroleum Producing - 3.0%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 883,690
ChevronTexaco Corporation	10,000	340,535	896,100
		$ 783,773	$ 1,779,790

Retail Stores - Apparel and Clothing - 1.2%
Gap, Inc.	50,000	$ 521,360	$ 697,000

Retail Stores - Building Materials and Home Improvement - 2.5%
The Home Depot, Inc.	30,000	$ 587,115	$ 1,530,300

Retail Stores - Department - 1.7%
Target Corporation	25,000	$ 122,928	$ 1,026,250

Schools - 0.5%
DeVry, Inc.*	10,000	$ 296,109	$ 284,500

Telecommunications - 8.1%
Level 3 Communications *	175,000	$ 2,334,244	$ 875,000
Sprint PCS Corporation *	20,000	581,333	488,200
Vodafone Group PLC	40,000	915,541	1,027,200
West Corporation*	85,000	1,374,072	2,119,900
WorldCom, Inc. *	25,000	565,758	352,000
		$ 5,770,948	$ 4,862,300

Telecommunications - Equipment - 3.7%
Nokia Corporation Sponsored ADR	50,000	$ 585,643	$ 1,226,500
Qualcomm Incorporated *	20,000	219,219	1,010,000
		$ 804,862	$ 2,236,500

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2001

Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Television - Cable - 0.6%
Comcast Corporation - Special Class A *	10,000	$ 309,375	$ 360,000

Transportation - Airfreight - 0.8%
EGL, Inc. *	35,000	$ 466,542	$ 488,250

TOTAL COMMON STOCKS (Cost - $36,605,948)		$36,605,943	$49,823,918

PREFERRED STOCKS - (1.6%)

Banking and Finance - 1.0%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 124,250
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	123,500
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	246,000
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	114,250
		$ 625,000	$ 608,000

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.275% Preferred - Series I	5,000	$ 125,000	$ 126,500

Utilities - Electric - 0.4%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 258,300

Total Preferred Stocks (Cost - $1,000.000)		$ 1,000,000	$ 992,800

Total Stocks		$37,605,948	$50,816,718

DEBT SECURITIES (15.2%)

Auto-Cars/Light Trucks - 0.4%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 249,675

Energy - Alternate Sources - 0.3%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 207,060

Hotels and Motels - 0.4%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 265,800

Household Appliances and Utensils - 0.2%
Maytag Corp., 9.750% Notes, due May 15, 2002	$100,000	$ 102,200	$ 101,990

*Nonincome-producing security

---------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2001
Title of Security	Number of Shares	Cost	Market Value

Retail Stores - Department - 0.4%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,348	$ 133,265

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	110,491
		$ 257,747	$ 243,756

Telecommunications - 0.3%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 400,000	$ 299,223	$ 188,000

U.S. Government - 4.0%
U.S. Treasury, 7.500% Notes, due May 15, 2002	$ 200,000	$ 214,097	204,281

U.S. Treasury, 10.750% Bonds due February 15, 2003	200,000	219,525	218,781

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	326,203

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	332,484

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	238,625

U.S. Treasury, 7.625% Bonds, due February 15, 2007	300,000	307,910	302,156

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	220,656

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	225,469

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	355,031
		$ 2,387,792	$ 2,423,686

Commercial Paper - Short Term - 9.1%
American Express Credit Corporation Commercial Paper Note 1.701% due January 2, 2002	989,673	$ 989,673	$ 989,673

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2001

Title of Security	Number of Shares	Cost	Market Value

Commercial Paper - Short Term - (Continued)

General Electric Credit Corporation Commercial Paper Note 1.751% due January 2, 2002	1,974,328	$1,974,328	$ 1,974,328

Ford Motor Credit Corporation Commercial Paper Note 1.671% due January 4, 2002	2,499,188	2,499,188	2,499,188
		$ 5,463,189	$ 5,463,191

TOTAL DEBT SECURITIES (Cost - $9,212,539)		$ 9,212,539	$ 9,143,158

TOTAL INVESTMENTS IN SECURITIES - (99.5%) (Cost - $46,818,489)		$46,818,489	$59,959,876
CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.5%)			285,036
NET ASSETS, December 31, 2001 - (100.0%)			$60,244,912

The accompanying notes to financial statements
are an integral part of this schedule.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

ASSETS
Investments, at market value
Common and preferred stocks (cost $37,605,943)	$50,816,718
Debt securities (cost $9,212,539)	9,143,158
Total investments	$59,959,876

Cash	217,658
Receivables
Dividends and interest	112,751
Subscriptions to capital stock	168,911

TOTAL ASSETS	$60,459,196
===========
LIABILITIES
Dividend distributions payable	$ 97,025
Investment advisor, management and
service fees payable	72,843
Accrued operating expenses	44,416
TOTAL LIABILITIES	$ 214,284

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,940,495 shares outstanding	$ 1,940,495

Paid-in surplus -	45,475,719
Net capital paid in on shares	$47,416,214

Net unrealized appreciation on investments	13,141,394
Accumulated undistributed net realized gain	(315,244)
Accumulated undistributed net investment income	2,548
TOTAL NET ASSETS	$60,244,912
===========

NET ASSET VALUE PER SHARE	$31.05
======

OFFERING PRICE PER SHARE	$31.05
======

REDEMPTION PRICE PER SHARE	$31.05
======

The accompanying notes to financial statements
are an integral part of this statement.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest	$ 599,811
Dividends (Net of foreign withholding taxes
of $6,091)	393,119

Total Investment Income		$ 992,930

EXPENSES
Management fees	315,093
Custodian fees	41,509
Insurance and Other Administrative Fees	25,395
Bookkeeping services	24,748
Printing and supplies	18,066
Professional services	18,543
Dividend disbursing and transfer
agent fees	27,234
Computer programming	11,309
Taxes and licenses	1,065
Independent Directors Expense & Fees	13,938

Total Expenses		$ 496,900
NET INVESTMENT INCOME		$ 496,030

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized loss on transactions in
investment securities	$ (28,938)

Net decrease in unrealized
appreciation of investments	(14,435,181)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(14,464,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(13,968,089)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001 AND 2000
	2001	2000
INCREASE IN NET ASSETS
Operations -
Net investment income	$ 496,030	$ 703,021
Net realized (loss)/gain on
transactions in investment securities	(28,938)	(68,062)
Net decrease in unrealized
appreciation of investments	(14,435,181)	(11,774,401)
Net decrease in net assets
resulting from operations	$(13,968,089)	$(11,139,442)

Net equalization credits	2,565	13,498

Distributions to shareholders from -
Net investment income	(496,030)	(703,021)
Net realized gain/(loss) from investment
transactions	--	(1,277,024)
Return of capital	(4,660)	(10,248)
Net capital share transactions	3,299,606	14,792,073

Total (decrease)/increase in Net Assets	$(11,166,608)	$ 1,675,836

NET ASSETS:
Beginning of year	$ 71,411,520	$69,735,684

End of year	$ 60,244,912	$71,411,520
	============	============

The accompanying notes to financial statements
are an integral part of these statements.

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments -

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2001	2000	Net Change

Aggregate gross unrealized appreciation on securities	$17,701,567	$30,194,492

Aggregate gross unrealized depreciation on securities	(4,560,173)	(2,617,917)

Net	$13,141,394	$27,576,575	$(14,435,181)
	============	============	============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

-----------------------------------------------------------------------------------

   B. Federal Taxes -

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $1,600 at December 31, 2001, which if not offset by subsequent capital gains will expire in 2009.

   C. Distribution To Shareholders -

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization -

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the twelve months ended December 31, 2001.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the years ended
    December 31, was:

	2001	2000

Other Securities	$12,411,091	$23,216,912
	===========	===========

      Net proceeds from sales of long-term investments during the years ended December 31, were:

	2001	2000

United States government obligations	$ 200,000	$ 200,000
Other Securities	7,523,042	12,036,551
Total Net Proceeds	$ 7,723,042	$12,236,551
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

-----------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2001	2000

Shares sold	212,033	377,263
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	13,597	37,066
	225,630	414,329
Shares redeemed	135,437	72,181
Net increase	90,193	342,148
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2001	2000

Shares sold	$ 7,104,952	$16,215,549
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	465,193	1,548,820
	$ 7,570,145	$17,764,369

Shares redeemed	4,270,539	2,972,296
Net increase	$ 3,299,606	$14,792,073
	===========	==========

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On December 31, 2001 a cash distribution was declared from net investment income accrued through December 31, 2001.  This distribution was ultimately calculated as $.050 per share.  The dividend will be paid on January 23, 2002 to shareholders of record on December 31, 2001.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*

Per share income and capital changes for a share outstanding for each of the last five years were:

	2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$38.59	$46.24	$34.26	$29.02	$24.56

Income/(Loss) From Investment Operations Operations
Net Investment Income	$ .26	$ .40	$ .30	$ .44	$ .51
Net Gains or (Losses) on Securities (both realized and unrealized)	(7.54)	(6.84)	12.89	7.36	4.77
Total From Investment Operations	$(7.28)	$(6.44)	$13.19	$ 7.80	$ 5.28

Less Distributions
Dividends from net investment income	$ (.26)	$ (.40)	$ (.30)	$ (.44)	$ (.51)
Distributions from capital gains	-__	(.81)	(.91)	(2.12)	(.31)
Total Distributions	$ (.26)	$(1.21)	$(1.21)	$(2.56)	$ (.82)

Net Asset Value, End of Period	$31.05	$38.59	$46.24	$34.26	$29.02

Total Return	(18.89)%	(14.09)%	38.90%	27.48%	22.33%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$60,245	$71,412	$69,736	$48,433	$36,648
Ratio of Expenses to Average Net Assets**	.79%	.72%	.73%	.77%	.81%
Ratio of Net Investment Income to Average Net Assets **	.79%	.95%	.78%	1.37%	2.64%
Portfolio Turnover Rate	14%	19%	16%	24%	8%

* Per share income and capital change data is computed using the weighted average number of shares outstanding method.

** Average net asset data is computed using monthly net asset value figures.

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Bridges Investment Fund, Inc.                                 January 23, 2002

Shareholder Communication

Annual Report for 2001

MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)

Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

Mr. Edson L. Bridges III, President of the Fund and Executive Vice President, Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 17 years.

Mr. Brian M. Kirkpatrick, Vice President of the Fund and Director of Research for Bridges Investment Counsel, Inc., is capable for assuming portfolio management responsibilities of the Fund in instances where his decisions would be needed. Mr. Kirkpatrick has a more than nine year career with the Firm.

Mr. Edson L. Bridges II, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person to Mr. Bridges III whenever the assumption of that responsibility is appropriate or required. Mr. Bridges' career as an investment adviser covers a span of more than 42 years.

Item 5A.(a)

The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 2000, the most recently completed fiscal year, developed a negative 18.89% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund's investment adviser that materially affected the performance of Registrant during the most recently completed fiscal year are fully described on pages one through four of the Shareholder Letter.

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Shareholder Communication         MD&A-2                         January 23, 2002

Item 5A.(b)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A 5. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2001 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear at pages MD&A 5.

The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% to 80% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record in the typical year cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund. In 2000, the Fund's total return trailed the S & P by a wide margin due to an over sized concentration of assets in technology and communications services companies.

Item 5A.(c)

This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year 2001.

The initiative to support the primary investment objective of long term capital growth is causing a reduction in the ownership of income earning assets (U.S. Treasury securities, corporate bonds, preferred stocks) as a percent of total market value for the Fund's portfolio relative to the early and middle years of the 1990's. Further, the number of common stocks held in the portfolio that do not make dividend payments has increased significantly in 1998 to 2001 time frame. This change in the composition of the common stock portion of the portfolio has diminished investment income.

The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

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Shareholder Communication         MD&A-3                     January 23, 2002

Other Comments

History of Calculations for MD&A Page 5 The table that appears on page 5 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.

The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:

Value of a $10,000 Investment
			% Chg.		% Chg.		% Chg.
Annual			Prior		Prior		Prior
Report			Yr		Yr		Yr
Year	Investment	1 Yr.	Disclo	5 Yr.	Disclo	10 Yr.	Disclo

1993	BIF, Inc.	10,618	N.C.	17,154	N.C.	27,656	N.C.
1994	BIF, Inc.	10,033	-5.5	13,882	-19.1	27,502	-0.6
1995	BIF, Inc.	13,066	+30.2	18,031	+29.9	27,949	+1.6
1996	BIF, Inc.	11,792	-9.8	17,566	-2.6	28,186	+0.8
1997	BIF, Inc.	12,229	+3.9	20,147	+14.7	35,959	+27.6
1998	BIF, Inc.	12.712	+3.9	24,098	+19.6	41,014	+14.1
1999	BIF, Inc.	13,891	+9.3	33,467	+38.9	46,614	+13.6
2000	BIF, Inc.	8,591	-38.1	21,948	-34.4	39,332	-15.6
2001	BIF, Inc.	8,111	-5.6	15,086	-31.3	26,358	-33.0

1993	S&P 500	11,010	N.C.	19,703	N.C.	39,656	N.C.
1994	S&P 500	10,122	-8.1	15,153	-23.1	37,800	-4.7
1995	S&P 500	13,661	+35.0	21,334	+40.8	39,519	+4.6
1996	S&P 500	12,229	-10.5	20,134	-5.6	41,001	+3.8
1997	S&P 500	13,332	+9.0	25,112	+24.7	55,261	+34.8
1998	S&P 500	12,852	-3.6	29,366	+16.3	57,706	+4.4
1999	S&P 500	12,101	-5.8	35,026	+19.3	53,075	-8.8
2000	S&P 500	9,089	-24.9	23,163	-33.9	49,728	-6.2
2001	S&P 500	8.317	-13.0	16,616	-28.3	33,679	-32.2

Sources: Graphs in MD&A Reports 1993 through 2001

N.C.: Not Calculated

The foregoing data show significant variations from time to time. The phenomenon results primarily from a change in the values for the beginning and ending year in the calculations. The results for 2001 are the weakest of the nine sets of measurements. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for the comparative investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 5, for further information.

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Shareholder Communication         MD&A-4                     January 23, 2002

Integrity and Trust In the final analysis, investors make judgments about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts. The process to improve our research efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

Respectfully submitted,

Edson L. Bridges II

Chairman

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Shareholder Communication                MDA-5                January 23, 2002

Year	BIF	S & P 500

1991	10,000.00	10,000.00
1992	10,760.92	10,601.59
1993	11,838.59	11,266.59
1994	11,999.05	11,298.60
1995	16,491.46	14,794.21
1996	20,268.86	17,463.95
1997	27,022.44	21,361.53
1998	34,739.27	27,228.98
1999	42,027.75	37,822.56
2000	38,199.33	32,495.38
2001	43,679.47	26,358.06

(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

Average Annual Total Return for Bridges Investment Fund, Inc.:

1 Year -18.89%

5 Year 8.58%

10 Year 10.18%

Past Performance is not predictive of future performance.

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Shareholder Communication             MD&A-6                 January 23, 2002

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS

FOR INVESTMENT RETURNS

Assumptions
  The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.
  The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.
  The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.
  All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor's 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.
  Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor's 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are urged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indexes to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indexes with the reinvestment calendar scheme in effect for the Fund. Therefore, at this point in time, the Fund management has decided not to present the comparisons to the more narrow indices than the Standard & Poor's 500 Composite Stock Index.